DEBT	3 Months Ended
Mar. 31, 2025
Debt Disclosure [Abstract]
DEBT	DEBT
Short-term borrowings, bank overdrafts and long-term debt consisted of the following:

	March 31, 2025	December 31, 2024

	(U.S. Dollars in thousands)
Revolving Credit Facility	$85,854	$18,999
Term Loan A and Term Loan B	702,350	703,700
Vessel financing loans	56,392	60,068
Other long-term financing arrangements	60,628	64,201
Other revolving credit facilities, at a weighted average interest rate of 5.7% as of March 31, 2025 (5.6% as of December 31, 2024)	46,897	34,717
Bank overdrafts	9,433	11,443
Finance lease obligations, at a weighted average interest rate of 5.5% as of March 31, 2025 (5.5% as of December 31, 2024)	35,376	74,018
Total debt, gross	996,930	967,146
Unamortized debt discounts and debt issuance costs	(8,770)	(9,531)
Total debt, net	988,160	957,615
Current maturities, net of unamortized debt discounts and debt issuance costs	(44,744)	(80,097)
Bank overdrafts	(9,433)	(11,443)
Long-term debt, net	$933,983	$866,075
Term Loan and Revolving Credit Facility
Under the terms of the Credit Agreement entered into on March 26, 2021 (as amended from time to time), the Company had as of March 31, 2025 a senior secured revolving credit facility (the “Revolving Credit Facility”) in place which provides for borrowings of up to $600.0 million and two term loan facilities (“Term Loan A” and “Term Loan B”) which provided for borrowings of $300.0 million and $540.0 million, respectively.
Interest under the Revolving Credit Facility and Term Loan A is payable, at the option of Dole, either at (i) SOFR plus 0.10%, or the respective benchmark rate depending on the currency of the loan, plus 1.00% to 2.75%, with a benchmark floor of 0.00% or (ii) a base rate plus 0.00% to 1.75%, in each case, to be determined based on credit ratings and the Company’s total net leverage ratio. Interest under Term Loan B is payable, at the option of Dole, either at (i) SOFR plus the applicable credit spread adjustment, or the respective benchmark rate depending on the currency of the loan, plus 2.00% to 2.25%, with a benchmark floor of 0.00% or (ii) a base rate plus 1.00% to 1.25%, in each case, to be determined based on credit ratings. As discussed in Note 14 “Derivative Financial Instruments”, the Company enters into interest rate swap arrangements to fix a portion of the Credit Agreement’s variable rate debt to fixed rate debt.
Principal payments of $1.4 million under Term Loan B are due quarterly until maturity, with the remaining balance due on the maturity date of August 3, 2028. Under the terms of the Credit Agreement, the Company may be required to use a portion of the proceeds from the Vegetables exit process to make a prepayment on Term Loan A and Term Loan B. As of March 31, 2025, it is estimated that there will be no minimum prepayment associated with the Vegetables exit process. As the terms of alternative transactions develop, the estimated minimum prepayment may change. The Revolving Credit Facility has an expiration date of August 3, 2026.
As of March 31, 2025, amounts outstanding under Term Loan A and Term Loan B were $702.4 million, in the aggregate, and borrowings under the Revolving Credit Facility were $85.9 million. After taking into account approximately $5.4 million of related outstanding letters of credit, Dole had $508.7 million available for cash borrowings under the Revolving Credit Facility as of March 31, 2025. As of December 31, 2024, amounts outstanding under Term Loan A and Term Loan B were $703.7 million, in the aggregate, and borrowings under the Revolving Credit Facility were $19.0 million. After taking into account approximately $5.8 million of related outstanding letters of credit, Dole had $575.2 million available for cash borrowings under the Revolving Credit Facility as of December 31, 2024.
Borrowings under the Credit Agreement are secured by substantially all of the Company’s material U.S. assets of wholly owned subsidiaries, certain European assets and by the equity interests of substantially all Dole subsidiaries located in the U.S. and certain subsidiaries located in Europe.
On May 1, 2025, the Company entered into an amended and restated Credit Agreement (“Amended and Restated Credit Agreement”) to refinance all outstanding amounts under the Credit Agreement immediately prior to giving effect to the Amended and Restated Credit Agreement. See Note 20 “Subsequent Events” for additional detail on the terms of the Amended and Restated Credit Agreement.
Finance Lease Obligations
As of March 31, 2025 and December 31, 2024, Dole’s finance lease obligations of $35.4 million and $74.0 million, respectively, primarily related to vessels, machinery and equipment and containers, which continue through 2033.
During the three months ended March 31, 2025, Dole exercised the purchase option on two vessels that had been accounted for as $41.1 million of finance leases as of December 31, 2024. Total cash paid was $36.1 million, in the aggregate.
Lines of Credit
In addition to amounts available under the Revolving Credit Facility, Dole’s subsidiaries have lines of credit and overdraft facilities of approximately $286.3 million at various local banks, of which $227.1 million was available for use as of March 31, 2025. As of December 31, 2024, there were lines of credit of $277.3 million, of which $228.5 million was available for use. These lines of credit are used primarily for short-term borrowings or bank guarantees. The majority of Dole’s lines of credit and overdraft facilities extend indefinitely but may be cancelled at any time by Dole or the banks, and if cancelled, any outstanding amounts would be due on demand.